UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09261

Foxby Corp.
(Exact name of registrant as specified in charter)

2255 Buffalo Road, Rochester, NY 14624
(Address of principal executive offices) (Zip code)

Russell Kamerman, Esq.
2255 Buffalo Road
Rochester, NY 14624
  (Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-785-0900
Date of fiscal year end: 12/31

Date of reporting period: 1/1/22 - 12/31/22

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Reports to Stockholders.

Item 1(a):

FOXBY CORP.

SEEKING TOTAL RETURN

December 31, 2022

ANNUAL REPORT

Sign up for Fund Updates at FoxbyCorp.com

TO OUR SHAREHOLDERS
December 31, 2022

Dear Fellow Shareholders:

It is a pleasure to welcome each of our new shareholders to Foxby Corp. and to submit this Annual Report. The Fund seeks to achieve its investment objective of total return by exercising a flexible strategy in the selection of securities, and is not limited by the issuer’s location, size, or market capitalization. The Fund may invest in equity and fixed income securities of new and seasoned U.S. and foreign issuers, including securities convertible into common stock, debt securities, futures, options, derivatives, and other instruments. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, a practice known as “leveraging,” and may invest defensively in short term, liquid, high grade securities and money market instruments. Of course, there can be no assurance that the Fund will achieve its objective.

Economic and Market Report

According to the Federal Reserve statement of the December 2022 Federal Open Market Committee (“FOMC”) meeting, recent indicators point to “modest growth in spending and production.” The statement described job gains as “robust” and the unemployment rate as low. Meanwhile inflation was described as “elevated, reflecting supply and demand imbalances related to the pandemic, higher food and energy prices, and broader price pressures.” At the December 2022 meeting, the FOMC decided to raise the target range for the federal funds rate by 0.50% to 4.25-4.50%.

As the FOMC raised its funds rate seven times in 2022 starting from 0.25-0.50%, the 2 year Treasury note rose to the highest level since 2007, giving rise to concerns of a recession. Financial markets sold off, and the stock market suffered its worst decline since 2008 and some bond markets experienced the largest declines since the 1970s. Looking ahead, we note that the FOMC anticipates that ongoing increases in the funds rate will be “appropriate” to attain a “stance of monetary policy that is sufficiently restrictive to return inflation to 2% over time.” For the 12 months ended November 2022 the U.S. inflation rate was 7.1% according to U.S. Labor Department data. Accordingly, we believe that investors should remain wary, and expect further market volatility and price weakness should interest rates continue upward.

Investment Strategy and Returns

In view of these economic and market developments, the Fund’s strategy in the past year was to seek companies with growing operations showing superior returns on assets with moderate debt, generating free cash flow, trading at reasonable valuations. Generally, the Fund purchased and held equity securities of profitable, conservatively valued companies in seeking to achieve its investment objective of total return and sold investments that appeared to have appreciated to levels reflecting full or over-valuation.

In the year ended December 31, 2022, the Fund’s net investment income, net realized gain on investments, and unrealized depreciation on investments were, respectively, $5,230, $256,369, and $2,272,476, which contributed materially to the Fund’s net asset value return of (16.55)%. Profitable sales in the period were made of, among others, shares of Ameriprise Financial, Inc. in the security and commodity brokers, dealers, exchanges, and services industry. Losses were taken on, among others, Lithia Motors, Inc. in the automotive dealers and gasoline service stations industry. The Fund’s holdings of Medifast, Inc. in the food and kindred products industry contributed to unrealized depreciation during the period. At the same time, the Fund benefited from unrealized appreciation by its investment in Steel Dynamics, Inc. in the primary metal industry. At year end the Fund’s top holding, Alphabet Inc. Class A, comprised about 9% of net assets.

The Fund’s market return for 2022 was (8.92)%. Generally, the Fund’s total return on a market value basis will be higher than total return on a net asset value basis in periods when there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. For comparison, in the same period, the S&P 500 Index total return was (18.11)%, which is unmanaged and does not reflect fees and expenses, nor is it available for direct investment. At December 31, 2022, the Fund’s portfolio included securities of over 40 different issuers, with the top ten securities amounting to approximately 60% of net assets. At that time, the Fund’s investments totaled approximately $11.2 million on net assets of approximately $9.8 million and leverage of approximately $1.4 million. As the Fund pursues its investment objective of total return, these holdings and allocations are subject to change at any time.

Fund Website

The Fund’s website, www.FoxbyCorp.com, provides investors with investment information, news, and other material about the Fund. The website also has links to U.S. Securities and Exchange Commission (“SEC”) filings, performance, tax, and daily net asset value reporting. You are invited to use this resource to learn more about the Fund.

Management’s Long Term Focus

We thank you for investing in the Fund and share your enthusiasm for its potential, as evidenced by the fact that affiliates of the Investment Manager own approximately 24% of the Fund’s outstanding shares. We look forward to serving your investment needs over the years ahead.

Sincerely,

Thomas B. Winmill
President and Portfolio Manager

1 Annual Report 2022	FOXBY CORP.

PORTFOLIO ANALYSIS
December 31, 2022

TOP TEN	December 31, 2022
SECURITY HOLDINGS

1 Alphabet Inc. Class A (9%)

2 UnitedHealth Group Incorporated (9%)

3 AutoZone, Inc. (8%)

4 Steel Dynamics, Inc. (8%)

5 Essent Group Ltd. (6%)

6 Credit Acceptance Corporation (5%)

7 Tractor Supply Company (4%)

8 OTC Markets Group Inc. (4%)

9 Haverty Furniture Companies, Inc. (3%)

10 Robert Half International, Inc. (3%)

TOP TEN	December 31, 2022
INDUSTRIES

1 Insurance Carriers (19%)

2 Automotive Dealers and Gasoline Service Stations (11%)

3 Primary Metal (10%)

4 Services - Computer Programming, Data Processing (10%)

5 Non-Depository Credit Institutions (9%)

6 Home Furniture, Furnishings, and Equipment Stores (8%)

7 Building Materials, Hardware, Garden Supply, and Mobile Home Dealers (7%)

8 Services Allied with the Exchange of Securities or Commodities (4%)

8 Automotive Repair, Services and Parking (4%)

10 Depository Institutions (3%)

Top ten security and industry holdings are shown for informational purposes only as an approximate percentage of net assets and are subject to change. Industry classifications are based on Standard Industrial Classification codes. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Fund.

FOXBY CORP.	Annual Report 2022 2

FUND PERFORMANCE
December 31, 2022

HYPOTHETICAL $10,000 INVESTMENT This chart shows the value of a hypothetical $10,000 investment in the Fund at market price compared to the S&P 500 Index (“S&P 500”) over the past 10 years. Fund returns reflect reinvestment of dividend distributions at the price received in the Fund’s dividend reinvestment plan and do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the sale of shares. The S&P 500 is an unmanaged broad equity index and is fully invested in common stocks. You cannot invest directly in an index. The data presented represents past performance and cannot be used to predict future results.

Hypothetical $10,000 Investment	Average Annual Total Returns at December 31, 2022

		1-Year	5-Year	10-Year
	FXBY Market Price	(8.92)%	7.27%	7.70%
	S&P 500	(18.11)%	9.43%	12.56%

3 Annual Report 2022	FOXBY CORP.

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2022
Financial Statements

Shares	Common Stocks (114.59%)	Value

	Automotive Dealers and Gasoline Service Stations (10.95%)
1,360	Asbury Automotive Group, Inc. (a)	$ 243,780
335	AutoZone, Inc. (a)	826,170

		1,069,950

	Automotive Repair, Services, and Parking (3.58%)
630	U-Haul Holding Company	37,920
5,670	U-Haul Holding Company Series N Non-Voting	311,737

		349,657

	Building Materials, Hardware, Garden Supply (6.90%)
850	The Home Depot, Inc.	268,481
1,800	Tractor Supply Company	404,946

		673,427
	Chemical and Allied Products (2.62%)
1,500	Celanese Corporation	153,360
1,930	Olin Corporation	102,174

		255,534

	Communications (1.08%)
600	Nexstar Media Group, Inc.	105,018

	Depository Institutions (3.24%)
29,000	Barclays PLC	226,200
2,000	Citigroup Inc.	90,460

		316,660

	Electronic and Other Electrical Equipment and Components, except Computer Equipment (1.97%)
1,700	Atkore Inc. (a)	192,814

	Food and Kindred Products (1.77%)
1,500	Medifast, Inc.	173,025

	Home Furniture, Furnishings, and Equipment Stores (8.29%)
2,300	Best Buy Co., Inc	184,483
11,300	Haverty Furniture Companies, Inc.	337,870
2,500	Williams-Sonoma, Inc.	287,300

		809,653

	Insurance Carriers (18.94%)
440	Elevance Health, Inc.	225,707
14,500	Essent Group Ltd.	563,760
9,500	NMI Holdings, Inc.(a)	198,550
1,625	UnitedHealth Group Incorporated	861,543

		1,849,560

	Metal Mining (3.22%)
3,400	BHP Group Limited	210,970
2,200	Newmont Corporation	103,840

		314,810

	Non-Depository Credit Institutions (8.97%)
1,000	Credit Acceptance Corporation (a)	474,400
2,300	Discover Financial Services	225,009
4,600	Enova International, Inc. (a)	176,502

		875,911

See notes to financial statements.

FOXBY CORP.	Annual Report 2022 4

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2022
Financial Statements

Shares	Common Stocks (continued)	Value

	Oil & Gas Extraction (0.30%)
1,228	Woodside Energy Group Ltd.	$ 29,730

	Primary Metal (9.92%)
1,430	Encore Wire Corporation	196,711
7,900	Steel Dynamics, Inc.	771,830

		968,541

	Retail Consulting and Investment (0.00%)
72,728	Amerivon Holdings LLC (a) (b)	0

	Security and Commodity Brokers, Dealers, Exchanges, and Services (5.76%)
400	BlackRock, Inc.	283,452
2,560	T. Rowe Price Group, Inc.	279,194

		562,646
	Services - Computer Programming, Data Processing (10.45%)
10,000	Alphabet Inc. Class A (a)	882,300
1,150	Meta Platforms, Inc. (a)	138,391

		1,020,691
	Services - Help Supply Services (6.85%)
970	AMN Healthcare Services, Inc. (a)	99,735
4,600	Kforce Inc.	252,218
4,300	Robert Half International Inc.	317,469

		669,422

	Services Allied with the Exchange of Securities or Commodities (4.08%)
7,000	OTC Markets Group Inc.	398,300

	Tobacco Products (2.69%)
10,500	Imperial Brands plc	262,500

	Transportation Equipment (0.78%)
821	LCI Industries	75,901

	Wholesale Trade-Durable Goods (2.13%)
2,930	BlueLinx Holdings Inc. (a)	208,352

	Total common stocks (Cost $8,351,262)	11,182,102

	Preferred Stocks (0.10%)
	Retail Consulting and Investment (0.10%)
259,299	Amerivon Holdings LLC (a) (b)	0
502	Rithm Capital Corp., 7.125% Series B	9,653

	Total preferred stocks (Cost $506,482)	9,653

Total investments (Cost $8,857,744) (114.59%) (c)		11,191,755

Liabilities in excess of cash and other assets (-14.59%)		(1,424,819)

Net assets (100.00%)		$ 9,766,936

(a)  Non-income producing.

(b)  Illiquid and/or restricted security that has been fair valued.

(c) The Fund’s total investment portfolio value of $11,191,755 has been pledged as collateral for borrowings under the Fund’s credit agreement. The outstanding loan balance under the credit agreement was $1,379,800 as of December 31, 2022.

See notes to financial statements.

5 Annual Report 2022	FOXBY CORP.

STATEMENT OF ASSETS AND LIABILITIES
Financial Statements

December 31, 2022
Assets
Investments at value (cost $8,857,744)	$11,191,755
Cash	6,177
Receivables:
Dividends	7,170
Interest	2
Prepaid expenses and other assets	3,742

Total assets	11,208,846

Liabilities
Credit agreement borrowing	1,379,800
Payables
Accrued expenses	47,029
Investment management fee	8,741
Directors	4,326
Administrative services	2,014

Total liabilities	1,441,910

Net Assets	$9,766,936

Net Asset Value Per Share
(applicable to 521,716 shares outstanding: 500,000,000 shares of $.01 par value authorized)	$18.72

Net Assets Consist of
Paid in capital	$7,250,240
Distributable earnings	2,516,696

$9,766,936

See notes to financial statements.

FOXBY CORP.	Annual Report 2022 6

STATEMENT OF OPERATIONS
Financial Statements

Year Ended December 31, 2022
Investment Income
Dividends (net of $1,571 foreign tax expense)	$281,392
Interest	23

Total investment income	281,415

Expenses
Investment management	114,240
Interest and fees on credit agreement	54,531
Bookkeeping and pricing	32,350
Audit	21,900
Administrative services	11,925
Directors	10,706
Shareholder communications	8,030
Custody	6,865
Legal	5,495
Insurance	3,780
Transfer agent	3,285
Registration	2,190
Other	888

Total expenses	276,185

Net investment income	5,230

Realized and Unrealized Gain (Loss)
Net realized gain on
Investments	255,114
Foreign currencies	1,255
Unrealized depreciation on investments	(2,272,476)

Net realized and unrealized loss	(2,016,107)

Net decrease in net assets resulting from operations	$(2,010,877)

See notes to financial statements.

7 Annual Report 2022	FOXBY CORP.

STATEMENTS OF CHANGES IN NET ASSETS
Financial Statements

	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$5,230	$12,544
Net realized gain	256,369	1,176,427
Unrealized appreciation (depreciation)	(2,272,476)	2,425,145

Net increase (decrease) in net assets resulting from operations	(2,010,877)	3,614,116

Capital Share Transactions
Cash paid for fractional shares resulting from the reverse stock split	-	(7,035)

Decrease in net assets from capital share transactions	-	(7,035)

Distributions to shareholders
Distributable earnings	(100,430)	(1,048,649)

Total distributions	(100,430)	(1,048,649)

Total change in net assets	(2,111,307)	2,558,432

Net Assets
Beginning of period	11,878,243	9,319,811

End of period	$9,766,936	$11,878,243

See notes to financial statements.

FOXBY CORP.	Annual Report 2022 8

STATEMENT OF CASH FLOWS
Financial Statements

Year Ended December 31, 2022
Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$(2,010,877)
Adjustments to reconcile decrease in net assets resulting from operations to net cash provided by (used in) operating activities:
Unrealized depreciation of investments	2,272,476
Net realized gain on sales of investments	(256,369)
Purchase of long term investments	(4,907,258)
Proceeds from sales of long term investments	6,110,919
Net sales of short term investments	1,255
Decrease in dividends receivable	3,763
Increase in interest receivable	(2)
Decrease in prepaid expenses and other assets	1,517
Increase in accrued expenses	4,677
Decrease in investment management fee payable	(2,895)
Increase in administrative services payable	617
Decrease in directors payable	(2,430)

Net cash provided by operating activities	1,215,393

Cash Flows from Financing Activities
Credit agreement repayment, net	(1,112,700)
Distribution paid to shareholders	(100,430)

Net cash used in financing activities	(1,213,130)

Net change in cash	2,263

Cash
Beginning of period	3,914

End of period	$6,177

Supplemental disclosure of cash flow information:
Cash paid for interest on credit agreement	$45,493

See notes to financial statements.

9 Annual Report 2022	FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS	December 31, 2022
Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES Foxby Corp. (the “Fund”), a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Company Act”), is a non-diversified, closed end management investment company whose shares are quoted over the counter under the stock symbol FXBY. The Fund’s non-fundamental investment objective is total return which it may seek from growth of capital and from income in any security type and in any industry sector. The Fund retains Midas Management Corporation (the “Investment Manager”) as its investment manager.

As an investment company, the Fund follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, the Fund may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value (“NAV”). Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Although the Fund’s Board of Directors (the “Board”) may choose to determine fair value in good faith for any or all fund investments by carrying out the required functions itself, the Board currently has chosen to designate the performance of fair value determinations to a valuation designee, the Investment Manager, subject to the Board’s oversight with respect to securities for which market quotations are not readily available and reliable and other assets, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing may cause the NAV of its shares to differ from the NAV that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Cash – Cash may include deposits allocated among banks insured by the Federal Deposit Insurance Corporation (“FDIC”) in amounts up to the insurance coverage maximum amount of $250,000. Cash may also include uninvested cash balances held by the Fund’s custodian.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Derivatives – The Fund may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of its portfolio holdings or to generate potential gain. Derivatives are financial instruments that derive their values from other securities or commodities, or that are based on indices. Derivative instruments are marked to market with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counter-parties to meet the terms of their contracts. Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements.

FOXBY CORP.	Annual Report 2022 10

NOTES TO FINANCIAL STATEMENTS
Financial Statements

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies such as closed end funds, exchange traded funds, and mutual funds (each, an “Acquired Fund”) in accordance with the Company Act and related rules. Shareholders in the Fund bear the pro rata portion of the fees and expenses of an Acquired Fund in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by an Acquired Fund. The fees and expenses of an Acquired Fund are reflected in such Acquired Fund’s total return.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Dividend income is recorded on the ex-dividend date, or in the case of certain foreign and private company securities, as soon as practicable after the Fund is notified. Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on corporate bonds and notes are included in interest income. Taxes withheld on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed to have been incurred solely by the Fund are normally charged to the Fund in the entirety. Expenses deemed to have been incurred by the Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager, or other related entities, are generally allocated based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “IRC”), and to distribute to its shareholders substantially all of its taxable income and net realized gains. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2019-2021) or expected to be taken in the Fund’s 2022 tax returns.

The Fund may be subject to foreign taxation related to certain securities held by the Fund, income received, capital gains on the sale of securities, and currency transactions. Foreign taxes, if any, are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES The Fund has retained the Investment Manager pursuant to an investment management agreement. Under the terms of the investment management agreement, the Investment Manager receives a fee payable monthly for investment advisory services at an annual rate of 0.95% of the Fund’s Managed Assets. “Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt, and the aggregate liquidation preference of any outstanding preferred stock.

Pursuant to the investment management agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the year ended December 31, 2022, the Fund’s reimbursements of such costs were $11,925, of which $6,760 and $5,165 was for compliance and accounting services, respectively. Certain officers and directors of the Fund are officers and directors of the Investment Manager. As of December 31, 2022, affiliates of the Investment Manager owned approximately 24% of the Fund’s outstanding shares.

The Fund compensates each director who is not an employee of the Investment Manager or its affiliates. These directors receive fees for service as a director from the Fund and the other funds of which they are a director or trustee and for which the Investment Manager or its affiliates serve as investment manager. In addition, director out-of-pocket expenses are allocated to such funds which the Investment Manager or its affiliates serve as investment manager based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management. Expenses deemed to have been incurred solely by the Fund are normally charged to the Fund in the entirety.

The Fund leases record storage through an affiliate at an annual cost of approximately $100 to the Fund.

11 Annual Report 2022	FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS
Financial Statements

3. DISTRIBUTIONS TO SHAREHOLDERS AND DISTRIBUTABLE EARNINGS The tax character of distributions paid by the Fund for the years ended December 31, 2022 and 2021 are comprised of the following:

Tax characteristics of distributions:	2022	2021

Ordinary Income	$6,485	$772,570

Capital gains	93,945	276,079

Total distribution	$100,430	$1,048,649

As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:

Undistributed net realized gain on investments	$143,494
Unrealized appreciation	2,373,202

Total	$2,516,696

GAAP requires certain components related to permanent differences of net assets to be classified differently for financial reporting than for tax reporting purposes. These differences have no effect on net assets or NAV per share. These differences, which may result in distribution reclassifications, are primarily due to differences in partnership income, recharacterization of capital gain income, and timing of distributions. As of December 31, 2022, the Fund recorded the following financial reporting reclassifications to the net asset accounts to reflect those differences:

Distributable Earnings	Paid in Capital

$396	$(396)

4. VALUE MEASUREMENTS GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 – unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities (Common and Preferred Stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Restricted and/or Illiquid Securities – Restricted and/or illiquid securities for which quotations are not readily available and reliable may be valued with fair value pricing as described above. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

Except to the extent of the receipt of payment of in-kind dividends from level 3 preferred stocks as shown herein, there were no transfers into or out of level 3 assets during the period. Unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

FOXBY CORP.	Annual Report 2022 12

NOTES TO FINANCIAL STATEMENTS
Financial Statements

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

ASSETS	Level 1	Level 2	Level 3	Total

Investments, at value

Common stocks	$ 11,182,102	$ -	$ 0	$ 11,182,102

Preferred stocks	9,653	-	0	9,653

Total investments, at value	$ 11,191,755	$ -	$ 0	$ 11,191,755

The following is a reconciliation of level 3 assets:

Preferred Stocks

Balance at December 31, 2021	$57,487

Change in unrealized depreciation	(57,487)

Balance at December 31, 2022	$0

Net change in unrealized depreciation attributable to assets still held as level 3 at December 31, 2022	$(57,487)

The Investment Manager, as the valuation designee subject to the Board’s oversight, considers various valuation techniques and inputs for valuing assets categorized within level 3 of the fair value hierarchy. These include, but are not limited to: the type of the security; the size of the asset; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; prices of and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services;

information obtained from the issuer or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market in which the asset is purchased and sold; multiples of earnings, cash flow, enterprise value, and similar measures; and the discount rate for lack of marketability. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value assets is regularly reported to the Board.

The following table presents additional information about valuation techniques and inputs used for assets that are measured at fair value and categorized as level 3 as of December 31, 2022:

	Fair Value	Valuation Technique	Unobservable Input	Range

Common Stocks

Retail - Consulting and Investment	$ 0	Value of liquidation per share	Discount rate due to lack of marketability	100%

Preferred Stocks

Retail - Consulting and Investment	$ 0	Value of liquidation preference per share	Discount rate due to lack of marketability	100%

13 Annual Report 2022	FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS
Financial Statements

5. INVESTMENT TRANSACTIONS Purchases and proceeds from sales or maturities of investment securities, excluding short term investments, were $4,907,258 and $6,110,919, respectively, for the year ended December 31, 2022. As of December 31, 2022, for federal income tax purposes, the aggregate cost of securities was $8,818,553 and net unrealized appreciation was $2,373,202, comprised of gross unrealized appreciation of $3,148,444 and gross unrealized depreciation of $775,242.

6. ILLIQUID AND RESTRICTED SECURITIES The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be considered illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned as of December 31, 2022 were as follows:

	Acquisition Date	Cost	Value
Amerivon Holdings LLC preferred shares	9/20/07	$497,531	$0
common equity units	9/20/07	0	0

Total		$497,531	$0

Percent of net assets		5.1%	0%

7. CREDIT AGREEMENT The Fund entered into a revolving credit agreement and other related agreements (collectively, as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) with The Huntington National Bank (“HNB”), the Fund’s custodian, under which HNB may make loans to the Fund in such amounts as the Fund may from time to time request. The maximum loan amount under the Credit Agreement is the lesser of: (i) $3,000,000 or (ii) 30% of the Fund’s daily market value, which market value may be decreased by the exclusion of certain Fund assets or asset classes, as HNB may decide from time to time in its sole discretion. The Fund pledges its securities and other assets as collateral to secure its obligations under the Credit Agreement and retains the risks and rewards of the ownership of such securities and other assets pledged.

Borrowings under the Credit Agreement bear an interest rate per annum to be applied to the principal balance outstanding, from time to time, equal to the Term Secured Overnight Financing Rate (SOFR) plus 1.28%. An unused fee is charged equal to 0.125% per annum of the daily excess of the maximum loan amount over the outstanding principal balance of the loan. The Fund was charged origination fees and expenses of $5,896 upon the annual renewal of the Credit Agreement and such cost is amortized ratably through June 14, 2023, the maturity date of the Credit Agreement.

The outstanding loan balance under the Credit Agreement was $1,379,800 as of December 31, 2022. The weighted average interest rate and average daily amount outstanding under the Credit Agreement for the year ended December 31, 2022 were 2.89% and $1,571,766, respectively. The maximum amount outstanding during the year ended December 31, 2022 was $2,547,600.

8. CAPITAL STOCK As of December 31, 2022, there were 521,716 shares of $.01 par value common stock outstanding and 500,000,000 shares authorized. There were no transactions in capital stock during the year ended December 31, 2022, and during the year ended December 31, 2021, the Fund paid $7,035 in cash for fractional shares resulting from the 1-for-5 reverse stock split completed on May 6, 2021.

9. SHARE REPURCHASE PROGRAM In accordance with Section 23(c) of the Company Act, the Fund may from time to time repurchase its shares in the open market at the discretion of and upon such terms as determined by the Board. The Fund did not repurchase any of its shares during the years ended December 31, 2022 and 2021, respectively.

10. PORTFOLIO CONCENTRATION The Fund operates as a “non-diversified” investment company under the Company Act, which means that the portion of the Fund’s assets that may be invested in the securities of a single issuer and the amount of the outstanding voting securities of a particular issuer held by the Fund are not limited by the Company Act. The Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the IRC, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of the Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund’s portfolio, although no single investment can exceed 25% of a Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s NAV to be more volatile and thus may subject shareholders to more risk.

11. CONTINGENCIES The Fund indemnifies its officers and directors from certain liabilities that might arise from the performance of their duties for the Fund. Additionally, in the normal

FOXBY CORP.	Annual Report 2022 14

NOTES TO FINANCIAL STATEMENTS
Financial Statements

course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

12. RISKS AND UNCERTAINTIES

Market Risks - An investment in the Fund is subject to market risk, including the possible loss of the entire principal amount. An investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the shares during periods in which the Fund utilizes leverage.

Leverage Risk - The Fund from time to time may borrow under its Credit Agreement to increase the assets in its investment portfolio over its net assets, a practice called leverage. Leverage borrowing creates an opportunity for increased return but, at the same time, involves special risk considerations. Leverage increases the likelihood of greater volatility of the NAV and market price of the Fund’s shares. If the return that the Fund earns on the additional securities purchased fails to cover the interest and fees incurred on the monies borrowed, the NAV of the Fund (and the return of the Fund) would be lower than if borrowing had not been incurred. In addition, when the Fund borrows at a variable interest rate, there is a risk that fluctuations in the interest rate may adversely affect the return to the Fund’s shareholders. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to shareholders. There is no assurance that a borrowing strategy will be successful during any period in which it is employed. Borrowing on a secured basis results in certain additional risks. Should securities that are pledged as collateral to secure its obligations under the Credit Agreement decline in value, the Fund may be required to pledge additional assets in the form of cash or securities to the lender to avoid liquidation of the pledged assets. In the event of a steep drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough and this could result in mandatory liquidation of the pledged assets in a declining market at relatively low prices. Furthermore, the Investment Manager’s ability to sell the pledged securities is limited by the terms of the Credit Agreement, which may reduce the Fund’s investment flexibility over the pledged securities. Because the fee paid to the Investment Manager is calculated on the basis of the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt and the aggregate liquidation preference of any outstanding preferred stock, the dollar amount of the management fee paid by the Fund to the Investment Manager will be higher (and the Investment Manager will benefit to that extent) when leverage is utilized.

Foreign Securities Risk - Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

Sector Risk - To the extent the Fund focuses its investments, from time to time, in a particular sector, the Fund will be subject to a greater degree to the risks specific to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector to a greater extent than if the Fund’s investments were diversified across different sectors.

Cybersecurity Risk - With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

Recent Market Events - U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, the war between Russia and Ukraine and the impact of the corona virus (“COVID-19”) global pandemic. While U.S. and global economies are recovering from the effects of COVID-19, labor shortages and the inability to meet consumer demand have restricted growth. Uncertainties regarding the level of central banks’ interest rate increases, political events, the Russia-Ukraine conflict, trade ten-

15 Annual Report 2022	FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS
Financial Statements

sions and the possibility of a national or global recession have also contributed to market volatility.

13. OTHER INFORMATION The Fund may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objective and policies of the Fund.

FOXBY CORP.	Annual Report 2022 16

FINANCIAL HIGHLIGHTS
Financial Statements

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance (1) (2)
Net asset value, beginning of period	$22.77	$17.85	$16.90	$13.10	$15.65
Income from investment operations:
Net investment income (loss)	0.01	0.02	(0.15)	(0.15)	(0.10)
Net realized and unrealized gain (loss) on investments	(3.87)	6.91	1.10	4.00	(2.45)
Total from investment operations	(3.86)	6.93	0.95	3.85	(2.55)
Less distributions:
Net investment income	-	-	-	-	-
Capital gains	(0.19)	(2.01)	-	(0.05)	-
Return of capital	-	-	-	- *	-

Total distributions	(0.19)	(2.01)	-	(0.05)	-

Net asset value, end of period	$18.72	$22.77	$17.85	$16.90	$13.10

Market value, end of period	$12.75	$14.21	$11.00	$11.15	$ 9.00

Total Return (3)
Based on net asset value	(16.55)%	45.61%	5.62%	29.59%	(16.29)%
Based on market price	(8.92)%	47.45%	(1.35)%	24.44%	(13.88)%
Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$9,767	$11,878	$9,320	$8,831	$6,845
Ratios to average net assets of:
Total expenses	2.65%	2.39%	3.01%	3.14%	2.53%
Net expenses (4)	2.65%	2.39%	3.01%	3.14%	2.52%
Net investment income (loss)	0.05%	0.11%	(0.94)%	(0.88)%	(0.56)%
Portfolio turnover rate	41%	49%	39%	37%	59%
Leverage analysis, end of period:
Outstanding loan balance (000s omitted)	$ 1,380	$ 2,493	$ 777	$ 1,865	$ 941
Asset coverage per $1,000 (5)	$ 8,079	$ 5,766	$12,988	$ 5,734	$ 8,275
Average commission rate paid	$0.0121	$0.0113	$0.0145	$0.0170	$0.0232

(1)	The per share amounts were calculated using the average number of shares outstanding during the period.

(2)	On May 6, 2021, the Fund completed a 1-for-5 reverse stock split. Prior year per share amounts have been restated to reflect the impact of the reverse stock split.

(3)

Total return on a market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan if in effect or, if there is no plan in effect, at the lower of the per share net asset value or the closing market price of the Fund’s shares on the dividend/distribution date. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The calculation does not reflect brokerage commissions, if any.

(4)

The ratio of net expenses excluding loan interest and fees from the use of leverage to average net assets was 2.13%, 2.16%, 2.64%, 2.43%, and 2.13%, for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively.

(5)

Represents the value of total assets less liabilities not represented by senior securities representing indebtedness divided by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness. For purposes of this calculation, the Credit Agreement is considered a senior security representing indebtedness.

*	Less than $0.005 per share.

See notes to financial statements.

17 Annual Report 2022	FOXBY CORP.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Additional Information

To the Shareholders and Board of Directors of

Foxby Corp.

Rochester, New York

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Foxby Corp. (the “Fund”), including the schedule of investments, as of December 31, 2022, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 17, 2023

FOXBY CORP.	Annual Report 2022 18

DIRECTORS	(Unaudited)
Additional Information

The following table sets forth certain information concerning the Directors currently serving on the Board of Directors of the Fund.

INDEPENDENT DIRECTORS (1)
Name, Address (2), and Date of Birth	Position(s) Held with the Fund	Director Since	Principal Occupation(s) for the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (3)	Other Directorships Held by Director During the Past Five Years (4)

Roger Atkinson January 25, 1961	Director	2020	Since 2007, Mr. Atkinson has served as a manager with Cell-Mark Inc., a pulp and paper trading company. His responsibilities include directing trading activity, acquisitions, and risk management.	4	None

Jon Tomasson September 20, 1958	Director	2017

Mr. Tomasson serves as Chief Executive Officer of Vinland Capital Investments, LLC (since 2002), a real estate investment company that he founded, and Chief Investment Officer of NRE Capital Partners LLC (since 2019), a private real estate lending company. Prior to starting Vinland, Mr. Tomasson was a principal with Cardinal Capital Partners, a leading investor in single-tenant net-leased property, and served as a Vice President at Citigroup in the Global Real Estate Equity and Structured Finance group, part of the Real Estate Investment Bank, with both transactional and various management responsibilities.

				4	None

Peter K. Werner August 16, 1959	Director	2002	Retired. Previously Mr. Werner taught, directed, and coached many programs at The Governor’s Academy of Byfield, MA. He also previously held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	4	None

INTERESTED DIRECTOR

Thomas B. Winmill (5) (6) PO Box 4 Walpole, NH 03608 June 25, 1959	Director; President, Chief Executive Officer, Chairman, Chief Legal Officer	2002

Mr. Winmill is President, Chief Executive Officer, Chairman, Chief Legal Officer, and a Trustee or Director of the Fund, Dividend and Income Fund, and Midas Series Trust. He is a Director or Manager, President, Chief Executive Officer, and Chief Legal Officer of the Investment Manager and Bexil Advisers LLC, a registered Investment advisers (collectively, the “Advisers”), Midas Securities Group, Inc., a registered broker-dealer (the “Broker-Dealer”), Bexil Corporation, a holding company (“Bexil”) and Winmill & Co. Incorporated, a holding company (“Winco”). He is a Director of Global Self Storage, Inc., a self storage REIT (“SELF”), and Bexil American Mortgage Inc. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), and he is a portfolio manager of the Fund, Dividend and Income Fund, Midas Fund, and Midas Magic. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute.

				4	Global Self Storage, Inc.

(1) Refers to Directors who are not “interested persons” of the Fund as defined under the Company Act. (2) Unless otherwise noted, the address of record for the directors is 2255 Buffalo Road, Rochester, NY 14624. (3) The “Fund Complex” is comprised of the Fund, Dividend and Income Fund, and Midas Series Trust (with two series), which are managed by the Investment Manager or its affiliates. (4) Refers to directorships and trusteeships held by a Director during the past five years in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Company Act, excluding those within the Fund Complex. (5) Thomas B. Winmill is an “interested person” (as such term is defined in the Company Act) of the Fund due to his affiliation with the Investment Manager. (6) Thomas B. Winmill and Mark C. Winmill are brothers.

Messrs. Atkinson, Tomasson, and Werner also serve on the Audit and Nominating Committees of the Board. Mr. Winmill serves on the Executive Committee of the Board. Each of the Directors serves on the Continuing Directors Committee of the Board.

19 Annual Report 2022	FOXBY CORP.

OFFICERS	(Unaudited)
Additional Information

The Fund’s executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below.

EXECUTIVE OFFICERS
Name, Address (1), and Date of Birth	Position(s) Held with the Fund	Officer Since (2)	Principal Occupation(s) for the Past Five Years

Russell Kamerman, Esq. July 8, 1982	Chief Compliance Officer, Secretary, and General Counsel	2014

Chief Compliance Officer (since 2014), Secretary (since 2017), and General Counsel (since 2017) of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealer, and Bexil. He is Assistant Chief Compliance Officer, Assistant Secretary, and Assistant General Counsel of SELF and Tuxis Corporation, a real estate company (“Tuxis”). He is Assistant Chief Compliance Officer, Assistant Secretary, and Co-General Counsel of Winco. From December 2014 to June 2017, Mr. Kamerman served as Anti-Money Laundering Officer of the other investment companies in the Fund Complex, the Advisers, Bexil, SELF, Winco and Tuxis. He is a member of the New York State Bar and the Chief Compliance Officer Committee and the Advertising Compliance Advisory Committee of the Investment Company Institute.

Heidi Keating March 28, 1959	Vice President	2002	Vice President of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealer, Bexil, SELF, Tuxis, and Winco. She is a member of the IPCs.

Donald Klimoski II, Esq. September 24, 1980	Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer	2017

Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealer, and Bexil. He is Chief Compliance Officer, Secretary, and General Counsel of SELF and Tuxis. He is Chief Compliance Officer, Secretary, and Co-General Counsel of Winco. He is a member of the New York, New Jersey and Patent Bars and the Compliance Advisory Committee of the Investment Company Institute. Previously, he served as Associate General Counsel of Commvault Systems, Inc. Prior to that, he was an associate at Sullivan & Cromwell LLP, where his practice focused on mergers and acquisitions, securities law, corporate governance, intellectual property and related matters.

Thomas O’Malley July 22, 1958	Chief Accounting Officer, Chief Financial Officer, Treasurer, and Vice President	2005

Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealer, Bexil, SELF, Tuxis, and Winco. He is a certified public accountant.

Louis Soulios July 24, 1981	Vice President, Finance	2022	Vice President, Finance, of the investment companies in the Fund Complex, the Ad- visers, the Broker-Dealer, Bexil, SELF, Tuxis, and Winco. He is a certified public ac- countant.

Mark C. Winmill (3) November 26, 1957	Vice President	2012

Vice President of the other investment companies in the Fund Complex and Midas Management Corporation. He is a member of the IPCs. He is President, Chief Ex- ecutive Officer, Chairman and a Director of SELF and Tuxis. He is Executive Vice President and a Director of Winco and a principal of the Broker-Dealer.

(1) Unless otherwise noted, the address of record for the officers is 2255 Buffalo Road, Rochester, NY 14624. (2) Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually. The officers were last elected on December 7, 2022. (3) Thomas B. Winmill and Mark C. Winmill are brothers.

FOXBY CORP.	Annual Report 2022 20

Rev. 12/2022

PRIVACY POLICY

FACTS	WHAT DOES FOXBY CORP. DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	• Social Security number	• Transaction or loss history	• Retirement assets
	• Account balances	• Account transactions
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Foxby Corp. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Foxby Corp. share?	Can you limit this sharing?

For our everyday business purposes - Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes - To offer our products and services to you	Yes	No

For joint marketing with other nonaffiliated financial companies	No	We don’t share

For our affiliates’ everyday business purposes - Information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share

For our affiliates to market to you -	Yes	Yes

For nonaffiliates to market to you -	No	We don’t share

To Limit Sharing

• Call Foxby Corp. at 212-785-0900; or

• Mail the form below

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call Foxby Corp. at 1-212-785-0900 or go to www.FoxbyCorp.com

Mail-in Form

Leave blank or

[If you have a joint account, your choice will apply to everyone on your account unless you mark below.

☐  Apply my choice only to me]

Mail to:

Foxby Corp.

2255 Buffalo Road

Rochester, NY 14624

Mark if you want to limit: ☐ Do not allow your affiliates to use my personal information to market to me.
Name
Address

City, State, Zip
Account #

21 Annual Report 2022	FOXBY CORP.

Who we are
Who is providing this notice?	Foxby Corp.

What we do

How does Foxby Corp. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Foxby Corp. collect my personal information?

We collect your personal information, for example, when you

• Open an account

• Buy securities from us

• Provide account information

• Give us your contact information

• Tell us where to send the money

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• Sharing for affiliate’s everyday business purposes - information about your creditworthiness

• Affiliates from using your information to market to you

• Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account - unless you tell us otherwise.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Foxby Corp. shares with our affiliates.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

• Foxby Corp. does not share with nonaffiliates so they can market their financial products or services to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Foxby Corp. does not jointly market.

FOXBY CORP.	Annual Report 2022 22

POLICIES AND UPDATES	(Unaudited)
Additional Information

Investment Strategies

In seeking its objective, the Fund exercises a flexible strategy in the selection of securities, and is not limited by the issuer’s location, size, or market capitalization. The Fund may invest in equity and fixed income securities of new and seasoned U.S. and foreign issuers, including securities convertible into common stock, debt securities, futures, options, derivatives, and other instruments. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, a practice known as “leveraging,” and may invest defensively in short term, liquid, high grade securities and money market instruments. There is a risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund’s performance. The Fund may invest in debt securities rated below investment grade, commonly referred to as junk bonds, as well as investment grade and U.S. Government securities. Generally, investments in securities in the lower rating categories or comparable unrated securities provide higher yields but involve greater price volatility and risk of loss of principal and interest than investments in securities with higher ratings. A potential benefit of its closed end structure, the Fund may invest without limit in illiquid investments such as private placements and private companies.

Policies and Updates

In 2022, the Fund’s Bylaws were amended to clarify that abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at a shareholders’ meeting but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on proposals which require a plurality or majority of votes cast for approval, but will have the same effect as a vote “against” on proposals requiring a majority or other specified percentage of outstanding voting securities for approval. The foregoing information is a summary of certain changes since December 31, 2021. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund, is not an exhaustive list of the changes, and is subject to the Charter and Bylaws (“Governing Documents”) of the Fund, which are available on the Fund’s website at www.FoxbyCorp.com.

Certain provisions in the Fund’s Governing Documents could have the effect of, among other things, depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a proxy fight, tender offer, or similar effort or bringing litigation against the Fund and/or any director, officer, employee or affiliate thereof. The overall effect of these provisions is to, among other things, render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. The foregoing summary is subject to the Governing Documents of the Fund, which are on file with the SEC and available on the Fund’s website www.FoxbyCorp.com.

Section 23 Notice

Pursuant to Section 23 of the Company Act, notice is hereby given that the Fund may in the future purchase its own shares in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

Please Note

There is no assurance that the Fund’s investment objective will be attained. Past performance is no guarantee of future results. You should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The Fund’s investment policies, management fees, and other matters of interest to prospective investors may be found in its filings with the SEC, including its annual and semi-annual reports. To obtain a copy of the reports, please call us toll-free at 855-411-6432 or download them at www.FoxbyCorp.com/literature/. Please read the reports carefully before investing.

Shares of closed end funds frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV has decreased in the past, and may decrease in the future, as a result of its investment activities and other events. Neither the Investment Manager nor the Fund can predict whether shares of the Fund will trade at, below, or above NAV. The risk of holding shares of the Fund that might trade at a discount is more pronounced for investors expecting to sell their shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The shares of the Fund are designed primarily for long term investors and should

23 Annual Report 2022	FOXBY CORP.

POLICIES AND UPDATES	(Unaudited)
Additional Information

not be considered a vehicle for trading purposes. The NAV of the Fund’s shares typically will fluctuate with price changes of the Fund’s portfolio securities, and these fluctuations are likely to be greater in the case of a fund which uses leverage, as the Fund may from time to time. In the event that shares of the Fund trade at a premium to NAV, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares of the Fund will not trade at a discount to NAV thereafter. The market price for the Fund is based on supply and demand which fluctuates daily based on many factors, such as economic conditions and global events, investor sentiment, and security-specific factors.

This report, including the financial statements herein, is provided for informational purposes only. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or an exemption therefrom. The internet address for the Fund is included several times in this report as a textual reference only. The information on the website is not incorporated by reference into this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Fund’s Statement of Additional Information has not been updated since completion of the Fund’s most recent offering and the information contained in the Fund’s Statement of Additional Information may have become outdated.

Investment products, including shares of the Fund, are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by, any financial institution and involve investment risk, including possible loss of principal and fluctuation in value. Consult with your tax advisor or attorney regarding specific tax issues.

Cautionary Note Regarding Forward Looking Statements

Certain information presented in this report may contain “forward looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward looking statements include, but are not limited to, statements concerning the Fund’s plans, objectives, goals, strategies, distributions and their amounts and timing, distribution declarations, future events, future performance, prospects of its portfolio holdings, or intentions, and other information that is not historical information. Generally, forward looking statements can be identified by terminology such as “believes,” “expects,” “estimates,” “may,” “will,” “should,” “anticipates,” “projects,” “plans,” or “intends,” or the negative of such terms or other comparable terminology, or by discussions of strategy. All forward looking statements by the Fund involve known and unknown risks, uncertainties, and other factors, many of which are beyond the control of the Fund, which may cause the Fund’s actual results to be materially different from those expressed or implied by such statements. These risks include, but are not limited to, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which the Fund invests, market discount from NAV, distribution policy risk, management risk, and other risks discussed in the Fund’s filings with the SEC. All such subsequent forward looking statements, whether written or oral, by the Fund or on its behalf, are also expressly qualified by these cautionary statements. Investors should carefully consider the risks, uncertainties, and other factors, together with all of the other information included in the Fund’s filings with the SEC, and similar information. The Fund may also make additional forward looking statements from time to time. All forward looking statements apply only as of the date made. The Fund undertakes no obligation to publicly update or revise forward looking statements, whether as a result of new information, future events, or otherwise. Thus you should not place undue reliance on forward looking statements.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. NOT FDIC INSURED MAY LOSE VALUE NOT BANK GUARANTEED

FOXBY CORP.	Annual Report 2022 24

GENERAL INFORMATION, POLICIES, AND UPDATES	(Unaudited)
Additional Information

Stock Data at December 31, 2022
Market Price per Share	$12.75
Net Asset Value per Share	$18.72
Market Price Discount to Net Asset Value	31.9%
Stock Symbol	FXBY
Net Asset Value Symbol	XFXBX
CUSIP Number	351645205

Proxy Voting

The Fund’s Proxy Voting Guidelines, which describe the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, as well as its proxy voting record for the most recent 12 months ended June 30, are available without charge, upon request, by calling the Fund collect at 1-212-785-0900, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.Foxby-Corp.com.

Quarterly Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. and a link thereto can be found on the Fund’s website at www.FoxbyCorp.com.

Investment Manager

Midas Management Corporation

2255 Buffalo Road

Rochester, NY 14624

1-212-785-0900

Stock Transfer Agent and Registrar

Securities Transfer Corporation

2901 N Dallas Parkway, Suite 380

Plano, TX 75093

www.stctransfer.com

1-469-633-0101

FoxbyCorp.com

Visit us on the web at www.FoxbyCorp.com. The site provides information about the Fund including press releases and shareholder reports. For further information, please email us at info@FoxbyCorp.com.

Foxby Corp. is part of a fund complex which includes Midas Fund, Midas Magic, and Dividend and Income Fund.

25 Annual Report 2022	FOXBY CORP.

Printed on recycled paper

Item 1(b):

Not applicable.

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	The text of the Code can be viewed on the registrant's website, www.FoxbyCorp.com, or a copy of the Code may be obtained free of charge by calling the registrant collect at 1-212-785-0900.

Item 3. Audit Committee Financial Expert.

   The registrant's Board of Directors has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Roger A. Atkinson, Jon Tomasson, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Directors.

Item 4. Principal Accountant Fees and Services.

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES

2022 - $15,000
2021 - $15,250

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT-RELATED FEES

2022 - $2,000
2021 - $2,000

Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

TAX FEES

2022 - $4,500
2021 - $4,500

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are as follows:

ALL OTHER FEES

2022 - $0
2021 - $0

All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)
(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall consider for pre-approval any non-audit services proposed to be provided by the auditors to the registrant, and any non-audit services proposed to be provided by such auditors to the registrant’s investment manager and any service providers controlling, controlled by, or under common control with the registrant’s investment manager, if any, which have a direct impact on registrant operations or financial reporting.  In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of auditing, audit-related, non-audit related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the registrant is not necessary, however, if such services fall within the de minimis exception under Section 10A of the Exchange Act of 1934, as amended.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $33,500 in 2022 and $44,000 in 2021.

(h)
The registrant's audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

   The registrant has a standing audit committee. Currently, the members of the audit committee are Roger A. Atkinson, Jon Tomasson, and Peter K. Werner.

Item 6. Investments.

   Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

   The registrant's proxy voting policies and procedures are set forth below.

AMENDED PROXY VOTING POLICIES AND PROCEDURES

Each of Midas Series Trust, on behalf of Midas Fund and Midas Magic, Dividend and Income Fund and Foxby Corp. (each, a “Fund,” and together, the “Funds”) will seek to vote its proxies in its own best interests, and without regard to the best interests of such Fund’s investment manager. These procedures are designed to ensure that voting determinations are not based on materially inaccurate or incomplete information.

1.	Delegation to Proxy Service Provider

Each Fund delegates the responsibility for voting proxies of portfolio companies held in such Fund’s portfolio to Institutional Shareholder Services (the “Proxy Firm”). The current voting guidelines of the Proxy Firm is incorporated by reference herein as each Fund’s proxy voting policies and procedures, as supplemented by the terms hereof. Each Fund retains the right to override the delegation to the Proxy Firm on a case-by-case basis.

2.	Conflicts of Interest

With respect to a vote upon which a Fund overrides the delegation to the Proxy Firm, to the extent that such vote presents a material conflict of interest between the Fund and its investment manager or any affiliated person of the investment manager, the Fund normally will disclose such conflict to, and obtain consent from, the Independent Trustees or Directors, as applicable, or a committee thereof, prior to voting the proxy.  Such material conflicts may arise, for example, from the following relationships:  (i) the portfolio company is an investor in a Fund; (ii) the portfolio company has a material business relationship with a Fund; (iii) the proponent of a proxy proposal has a business relationship with the Fund; (iv) a Fund has material business relationships with candidates for director in a proxy contest; or (v) an employee of a Fund or its affiliates has a personal interest in the outcome of a particular matter.  This list provides examples of possible conflicts of interest and is not meant to be comprehensive.  Each employee must notify the Funds’ Chief Compliance Officer of any potential conflicts of interest of which he or she is aware.

In addition, if the Fund becomes aware of a material conflict of interest between the Proxy Firm and a portfolio company, the Fund will determine, on a case-by-case basis, whether to override the delegation to the Proxy Firm.

3.	Review of and Response to Errors

If a Fund becomes aware of any material errors made by the Proxy Firm, it will typically take reasonable steps to investigate the error and seek to determine whether the Proxy Firm is taking reasonable steps to seek to reduce similar errors in the future.  The Fund will normally document responsive actions taken in connection with any material errors made by the Proxy Firm.

4.	Ongoing Due Diligence

On at least an annual basis, the Funds will typically:

i.	Review the adequacy of these proxy voting policies and procedures;

ii.
Assess whether the Proxy Firm has properly submitted the voting instructions on behalf of the Funds, including, without limitation, seeking to determine whether it is voting consistently with these policies and procedures, which may include, among other things, sampling proxy votes;

iii.	Review the proxy voting guidelines of the Proxy Firm; and

iv.	Request the Proxy Firm to provide information about, among other things, changes to its policies and procedures.

UNITED STATES
Concise Proxy Voting Guidelines
Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2023
Published December 13, 2022

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:
https://www.issgovernance.com/policy-gateway/voting-policies/

◾	Board of Directors
◾	Voting on Director Nominees in Uncontested Elections
General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):
◾	Independence
Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:
◾	Independent directors comprise 50 percent or less of the board;
◾	The non-independent director serves on the audit, compensation, or nominating committee;
◾	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
◾	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

◾	Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
•	Medical issues/illness;
•	Family emergencies; and
•	Missing only one meeting (when the total of all meetings is three or fewer).
In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:
◾	Sit on more than five public company boards; or
◾	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company's board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.
◾	Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
◾
The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

◾	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
◾	Rationale provided in the proxy statement for the level of implementation;
◾	The subject matter of the proposal;
◾	The level of support for and opposition to the resolution in past meetings;
◾	Actions taken by the board in response to the majority vote and its engagement with shareholders;
◾	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
◾	Other factors as appropriate.
◾	The board failed to act on takeover offers where the majority of shares are tendered;
◾
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
◾	The company's response, including:
◾
Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
◾	Disclosure of specific and meaningful actions taken to address shareholders' concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company's ownership structure; and
◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
◾	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

◾	Accountability
PROBLEMATIC TAKEOVER DEFENSES, CAPITAL STRUCTURE, AND GOVERNANCE STRUCTURE
Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:
◾	The company has a poison pill with a deadhand or slowhand feature[6];
◾	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
◾	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].
◾	Vote case-by-case on nominees if the board adopts an initial short-term pill[6] (with a term of one year or less) without shareholder approval, taking into consideration:
◾	The disclosed rationale for the adoption;
◾	The trigger;
◾	The company's market capitalization (including absolute level and sudden changes);
◾	A commitment to put any renewal to a shareholder vote; and
◾	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.
Exceptions to this policy will generally be limited to:
◾	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;
◾	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
◾	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
◾	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:
◾	Supermajority vote requirements to amend the bylaws or charter;
◾	A classified board structure; or
◾	Other egregious provisions.
A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.
Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
◾	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
◾	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
◾	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
◾	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
◾	The company's ownership structure;
◾	The company's existing governance provisions;
◾	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
◾	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:
◾	Classified the board;
◾	Adopted supermajority vote requirements to amend the bylaws or charter;
◾	Eliminated shareholders' ability to amend bylaws;
◾	Adopted a fee-shifting provision; or
◾	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:
◾
The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:
◾	A classified board structure;
◾	A supermajority vote requirement;
◾	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
◾	The inability of shareholders to call special meetings;
◾	The inability of shareholders to act by written consent;
◾	A multi-class capital structure; and/or
◾	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
◾	The presence of a shareholder proposal addressing the same issue on the same ballot;
◾	The board's rationale for seeking ratification;
◾	Disclosure of actions to be taken by the board should the ratification proposal fail;
◾	Disclosure of shareholder engagement regarding the board’s ratification request;
◾	The level of impairment to shareholders' rights caused by the existing provision;
◾	The history of management and shareholder proposals on the provision at the company’s past meetings;
◾	Whether the current provision was adopted in response to the shareholder proposal;
◾	The company's ownership structure; and
◾	Previous use of ratification proposals to exclude shareholder proposals.

◾	Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
◾	The non-audit fees paid to the auditor are excessive;
◾	The company receives an adverse opinion on the company’s financial statements from its auditor; or
◾
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:
◾
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

◾	Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
◾	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
◾	The company maintains significant problematic pay practices; or
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.
Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
◾	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
◾	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:
◾	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
◾	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
◾	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
◾	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
◾	Any other relevant factors.

◾	Climate Accountability
For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.
Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy :
◾	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
◾	Board governance measures;
◾	Corporate strategy;
◾	Risk management analyses; and
◾	Metrics and targets.
◾	Appropriate GHG emissions reduction targets.
At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company's operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.
◾	Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
◾	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;
◾	Failure to replace management as appropriate; or
◾
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

◾	Voting on Director Nominees in Contested Elections
◾	Vote-No Campaigns
General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

◾	Proxy Contests/Proxy Access
General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
◾	Long-term financial performance of the company relative to its industry;
◾	Management’s track record;
◾	Background to the contested election;
◾	Nominee qualifications and any compensatory arrangements;
◾	Strategic plan of dissident slate and quality of the critique against management;
◾	Likelihood that the proposed goals and objectives can be achieved (both slates); and
◾	Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

◾	Other Board-Related Proposals
◾	Independent Board Chair
General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:
◾	The scope and rationale of the proposal;
◾	The company's current board leadership structure;
◾	The company's governance structure and practices;
◾	Company performance; and
◾	Any other relevant factors that may be applicable.
The following factors will increase the likelihood of a “for” recommendation:
◾	A majority non-independent board and/or the presence of non-independent directors on key board committees;
◾	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
◾	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
◾	Evidence that the board has failed to oversee and address material risks facing the company;
◾	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
◾	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.

◾	Shareholder Rights & Defenses
◾	Shareholder Ability to Act by Written Consent
General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.
Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:
◾	Shareholders' current right to act by written consent;
◾	The consent threshold;
◾	The inclusion of exclusionary or prohibitive language;
◾	Investor ownership structure; and
◾	Shareholder support of, and management's response to, previous shareholder proposals.
Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
◾	A majority vote standard in uncontested director elections;
◾	No non-shareholder-approved pill; and
◾	An annually elected board.

◾	Shareholder Ability to Call Special Meetings
General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.
Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
◾	Shareholders’ current right to call special meetings;
◾	Minimum ownership threshold necessary to call special meetings (10 percent preferred);
◾	The inclusion of exclusionary or prohibitive language;
◾	Investor ownership structure; and
◾	Shareholder support of, and management’s response to, previous shareholder proposals.

◾	Virtual Shareholder Meetings
General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only13 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.
Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:
◾	Scope and rationale of the proposal; and
◾	Concerns identified with the company’s prior meeting practices.

◾	Capital/Restructuring
◾	Common Stock Authorization
◾	General Authorization Requests
General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:
◾	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
◾	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
◾	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
◾	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:
◾	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
◾	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
◾	The company has a non-shareholder approved poison pill (including an NOL pill); or
◾
The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:
◾	In, or subsequent to, the company's most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
◾	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
◾	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

◾	Specific Authorization Requests
General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:
◾	twice the amount needed to support the transactions on the ballot, and
◾	the allowable increase as calculated for general issuances above.

◾	Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.
 General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.
For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.
Renewal of such mandates should be sought at each year’s annual meeting.
Vote case-by-case on share issuances for a specific transaction or financing proposal.

◾	Mergers and Acquisitions
General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
◾
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

◾	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
◾
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

◾
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

◾
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

◾
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

◾	Compensation
◾	Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

◾	Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
◾	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
◾	The company maintains significant problematic pay practices;
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.
Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
◾
There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

◾	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
◾	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
◾	The situation is egregious.

Primary Evaluation Factors for Executive Pay
◾	Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices14, this analysis considers the following:
1.	Peer Group[15] Alignment:
◾	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
◾	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
◾	The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.

2.
Absolute Alignment[16] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
◾	The ratio of performance- to time-based incentive awards;
◾	The overall ratio of performance-based compensation to fixed or discretionary pay;
◾	The rigor of performance goals;
◾	The complexity and risks around pay program design;
◾	The transparency and clarity of disclosure;
◾	The company's peer group benchmarking practices;
◾	Financial/operational results, both absolute and relative to peers;
◾	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
◾	Realizable pay[17] compared to grant pay; and
◾	Any other factors deemed relevant.

◾	Problematic Pay Practices
Problematic pay elements are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:
◾	Problematic practices related to non-performance-based compensation elements;
◾	Incentives that may motivate excessive risk-taking or present a windfall risk; and
◾	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.
The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
◾	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
◾	Extraordinary perquisites or tax gross-ups;
◾	New or materially amended agreements that provide for:
◾	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
◾	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers) or in connection with a problematic Good Reason definition;
◾	CIC excise tax gross-up entitlements (including "modified" gross-ups);
◾	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
◾	Liberal CIC definition combined with any single-trigger CIC benefits;
◾	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
◾	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);
◾	Any other provision or practice deemed to be egregious and present a significant risk to investors.
The above examples are not an exhaustive list. Please refer to ISS' U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating
The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
◾	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
◾	Duration of options backdating;
◾	Size of restatement due to options backdating;
◾	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
◾	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

◾	Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
Failure to respond to majority-supported shareholder proposals on executive pay topics; or
Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
◾
Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
◾	Disclosure of specific and meaningful actions taken to address shareholders' concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company's ownership structure; and
◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

◾	Equity-Based and Other Incentive Plans
Please refer to ISS' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans18 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "Equity Plan Scorecard" (EPSC) approach with three pillars:

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
◾	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
◾	SVT based only on new shares requested plus shares remaining for future grants.

Plan Features:
◾	Quality of disclosure around vesting upon a change in control (CIC);
◾	Discretionary vesting authority;
◾	Liberal share recycling on various award types;
◾	Lack of minimum vesting period for grants made under the plan;
◾	Dividends payable prior to award vesting.

Grant Practices:
◾	The company’s three-year burn rate relative to its industry/market cap peers;
◾	Vesting requirements in CEO's recent equity grants (3-year look-back);
◾	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
◾	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
◾	Whether the company maintains a sufficient claw-back policy;
◾	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.
◾
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors ("overriding factors") apply:
◾	Awards may vest in connection with a liberal change-of-control definition;
◾
The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

◾	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
◾	The plan is excessively dilutive to shareholders' holdings;
◾	The plan contains an evergreen (automatic share replenishment) feature; or
◾	Any other plan features are determined to have a significant negative impact on shareholder interests.

◾	Social and Environmental Issues
◾	Global Approach – E&S Shareholder Proposals
ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
◾	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;
◾	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
◾	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
◾	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company's practices related to the issue(s) raised in the proposal;
◾
If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

◾
If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

◾	Climate Change
◾	Say on Climate (SoC) Management Proposals
General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan19, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:
◾	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
◾	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
◾	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
◾	Whether the company has sought and received third-party approval that its targets are science-based;
◾	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
◾	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
◾	Whether the company’s climate data has received third-party assurance;
◾	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
◾	Whether there are specific industry decarbonization challenges; and
◾	The company’s related commitment, disclosure, and performance compared to its industry peers.

◾	Say on Climate (SoC) Shareholder Proposals
General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:
◾	The completeness and rigor of the company’s climate-related disclosure;
◾	The company’s actual GHG emissions performance;
◾	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
◾	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

◾	Climate Change/Greenhouse Gas (GHG) Emissions
General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:
◾
Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company's level of disclosure compared to industry peers; and
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
◾
The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company's level of disclosure is comparable to that of industry peers; and
◾	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
◾	Whether the company provides disclosure of year-over-year GHG emissions performance data;
◾	Whether company disclosure lags behind industry peers;
◾	The company's actual GHG emissions performance;
◾	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
◾	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
◾	Racial Equity and/or Civil Rights Audit Guidelines
General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:
◾	The company’s established process or framework for addressing racial inequity and discrimination internally;
◾	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
◾	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;
◾	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
◾	The company’s track record in recent years of racial justice measures and outreach externally; and
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.
◾	ESG Compensation-Related Proposals
General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company's approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:
◾	The scope and prescriptive nature of the proposal;
◾	The company's current level of disclosure regarding its environmental and social performance and governance;
◾	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and
◾	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

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1 A "new nominee" is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
3 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
4 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.
5 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.
6 If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.
7 Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.
8 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).
9 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.
10 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.
11 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.
12 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.
13 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.
14 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
15 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
16 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
17 ISS research reports include realizable pay for S&P1500 companies.
18 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.
19 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

  Thomas B. Winmill is the portfolio manager of the registrant.

  As of the filing date of this report, Mr. Winmill is President, Chief Executive Officer, Chairman, Chief Legal Officer, and a Trustee or Director of the registrant, Dividend and Income Fund, and Midas Series Trust. He is a Director or Manager, President, Chief Executive Officer, and Chief Legal Officer of the investment manager and Bexil Advisers LLC, registered investment advisers (collectively, the “Advisers”), Midas Securities Group, Inc., a registered broker-dealer (the “Broker-Dealer”), Bexil Corporation, a holding company (“Bexil”), and Winmill & Co. Incorporated, a holding company (“Winco”). He is a Director of Global Self Storage, Inc., a self storage REIT (“SELF”), and Bexil American Mortgage Inc. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), and he is a portfolio manager of the registrant, Dividend and Income Fund, Midas Fund, and Midas Magic. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He has been associated with the management of the registrant, either directly or through the IPC, since 2002.

 The Portfolio Manager receives compensation for his services. As of December 31, 2022, the Portfolio Manager's compensation plan generally consists of base salary, employee benefits plan participation, qualified retirement plan participation, discretionary annual bonus, certain prerequisites, and participation in equity based compensation plans. A portion of his compensation may be deferred based on criteria established by the investment manager, or at the election of the Portfolio Manager.

  The Portfolio Manager's base salary is determined annually by level of responsibility and tenure at the investment manager or its affiliates. The primary components of the Portfolio Manager's annual bonus are based on (i) number of weeks’ salary paid as annual bonuses to employees generally of Bexil, an affiliate of the investment manager, and (ii) the financial performance of Bexil. A subjective component of the Portfolio Manager’s annual bonus is based on his overall contribution to management of Bexil. The portfolio manager may also receive an asset level bonus upon assets under management reaching certain levels. The Portfolio Manager also may be compensated under equity based compensation plans linked to increases or decreases in the market value of the stock of the parent of the investment manager and its affiliates.

  The Portfolio Manager's compensation plan may give rise to potential conflicts of interest. The Portfolio Manager's base pay tends to increase with additional and more complex responsibilities often reflecting increased assets under management and marketing efforts, which together indirectly link compensation to sales of fund shares. The asset level bonus, although intended to encourage above average investment performance and account servicing, as well as lower expense ratios, may give rise to potential conflicts of interest by linking compensation to sales. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for one fund or account that may adversely impact the value of securities held by another fund or account. Securities selected for one fund or account rather than another fund or account may outperform the securities selected for the registrant. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the registrant's codes of ethics will adequately address such conflicts.

  The following table provides information relating to other (non-registrant) accounts where the Portfolio Manager is jointly or primarily responsible for day to day management as of December 31, 2022. The Portfolio Manager does not manage accounts or assets with performance based advisory fees, or other pooled investment vehicles.

Portfolio Managers		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas B. Winmill	Number:	3	N/A	8
	Total Assets (millions):	$280	N/A	$31

As of December 31, 2022, the dollar range of shares in the registrant beneficially owned by Thomas B. Winmill was $1 - $10,000. Thomas B. Winmill is Chairman, President, Chief Executive Officer, Chief Legal Officer, and a director of Midas Securities Group, Inc. and may be deemed to have indirect beneficial ownership of over $1,000,000 of the registrant's shares owned by Midas Securities Group, Inc. Mr. Thomas B. Winmill disclaims beneficial ownership of these shares.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

  Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

  There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")), are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	No income was received by the registrant from securities lending activities in the period covered by this report. The registrant does not have a securities lending agent.

(b)	The registrant does not have a securities lending agent.

Item 13. Exhibits.

(a)(1)
Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2). Attached hereto as Exhibit 99.CERT.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Foxby Corp.

February 28, 2023	By: /s/ Thomas B. Winmill
Thomas B. Winmill
President and Chief Executive Officer

Foxby Corp.

February 28, 2023	By: /s/ Thomas O’Malley
Thomas O’Malley
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Foxby Corp.

February 28, 2023	By: /s/ Thomas B. Winmill
Thomas B. Winmill
President and Chief Executive Officer

Foxby Corp.

February 28, 2023	By: /s/ Thomas O’Malley
Thomas O’Malley
Chief Financial Officer